UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006
Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	000-6529	83-0214692

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601

(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Presentation Materials
Press Release

Item 7.01. Regulation FD Disclosure.
     Beginning on September 13, 2006 and at other times thereafter, Double Eagle Petroleum Co. (the “Company”) intends to present or distribute the materials attached as Exhibit 99.1 to investors. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.1.
     On September 13, 2006, the Company issued a press release entitled “Double Eagle Reports Spudding at Christmas Meadows, Testing at South Fillmore, and Casing and Perforation at Cow Creek Unit Deep #2.” The press release is attached as Exhibit 99.2 hereto.
     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
                    Exhibit 99.1 Presentation Materials
                    Exhibit 99.2 Press Release dated September 13, 2006
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2006	DOUBLE EAGLE PETROLEUM CO.

	By:	/s/ Stephen H. Hollis

Stephen H. Hollis,
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Presentation Materials

Exhibit 99.2	Press Release Dated September 13, 2006